                                  EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand
this  6th  day of    March   , 1995.
     -----        -----------



                                                        /s/ PIER C. BORRA
                                                 ______________________________
                                                 Pier C. Borra, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand
this   6th  day of    March   , 1995.
     ------        -----------



                                                      /s/ GEORGE L. CHAPMAN
                                                ________________________________
                                                George L. Chapman, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1995
    -----      -------





                                                     /s/ GEORGE CHOPIVSKY, JR.
                                                 _______________________________
                                                 George Chopivsky, Jr., Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of February, 1995
    -----      ----------




                                                         /s/ BRUCE DOUGLAS
                                                    ____________________________
                                                    Bruce Douglas, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1995
    -----      -------




                                                      /s/ RICHARD C. GLOWACKI
                                                   _____________________________
                                                   Richard C. Glowacki, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of February, 1995
    ------      ----------




                                                        /s/ SHARON M. OSTER
                                                     ___________________________
                                                     Sharon M. Oster, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1995
    -----      -------




                                                      /s/ BRUCE G. THOMPSON
                                                  ______________________________
                                                  Bruce G. Thompson, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1995
    -----      -------




                                                     /s/ RICHARD A. UNVERFERTH
                                                 _______________________________
                                                 Richard A. Unverferth, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 6th day of March, 1995
    -----      -------




                                                      /s/ FREDERIC D. WOLFE
                                                   _____________________________
                                                     Frederic D. Wolfe, Director

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 7th day of February, 1995
    -----      ----------




                                                       /s/ ROBERT J. PRUGER
                                                 _______________________________
                                                 Robert J. Pruger, Chief
                                                      Financial Officer

                               POWER OF ATTORNEY
                               -----------------

                 KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the year ended December 31, 1994, hereby constitutes and appoints FREDERIC D. WOLFE, BRUCE G. THOMPSON AND RICHARD C. GLOWACKI his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form 10-K which is about to be filed, and any and all amendments to such Form 10-K, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
                 IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 8th day of February, 1995
    -----      ----------




                                                     /s/ KATHLEEN S. PREPHAN
                                                 _______________________________
                                                 Kathleen S. Prephan, Controller